Rule 497(e)
Registration Nos. 333-181507 and 811-22709

FIRST TRUST EXCHANGE-TRADED FUND V
FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND
(the “Fund”)
SUPPLEMENT TO THE FUND’S PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 2, 2016
DATED JUNE 6, 2016
On or about June 1, 2016, notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, the following members of the Fund’s Investment Committee will no longer serve as portfolio managers of the Fund:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust Advisors L.P.;
•	Jon C. Erickson, Senior Vice President of First Trust Advisors L.P.;
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust; and
•	Roger F. Testin, Senior Vice President of First Trust Advisors L.P.
The following persons will serve as the portfolio managers of the Fund:
•	John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.; and
•	Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust Advisors L.P.
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE